UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2018

PRECIPIO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-36439 (Commission File Number)	91-1789357 (I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Precipio, Inc. (the “Company”) held on December 20, 2018 (the “Special Meeting”), the stockholders of the Company voted to:

1.	Approve an amendment to Company’s Third Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares.

2.	Authorize the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of our Board of Directors at any time prior to December 20, 2019 without further approval or authorization of our stockholders. The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion.

3.	Approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale of more than 20% of the Company’s common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund LLC (“LPC”) pursuant to which LPC has agreed to purchase from us, from time to time, up to $10,000,000 of our common stock (the “LPC Transaction”) (“Proposal Three - Nasdaq Limit Proposal in relation to the LPC Transaction”).

4.	Approve for purposes of complying with applicable NASDAQ Listing Rules the potential issuance of more than 20% of the Company’s common stock which may be issued by the Company to certain investors in connection with an amendment and restatement of the terms of that certain securities purchase agreement dated April 20, 2018 (the “Agreement”) to allow, inter alia, for the potential issuance of up to $2,000,000 of additional Notes.

5.	Approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or claimholders in exchange for cancellation of existing indebtedness.

6.	Approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in a certain offering.

7.	Approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt certain of the above proposals

The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 27, 2018 (the “Proxy Statement”).

The number of shares of Common Stock entitled to vote at the Special Meeting was 30,171,697. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 16,716,608. All matters submitted to a vote of the Company’s stockholders at the Special Meeting were approved. The votes cast with respect to each matter voted upon are set forth below.

Proposal One: To approve an amendment to Company’s Third Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 shares to 250,000,000 shares as set forth in the Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,682,332	5,985,055	49,221

Proposal Two – To authorize the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of our Board of Directors at any time prior to December 20, 2019 without further approval or authorization of our stockholders. The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
11,254,263	5,442,243	20,102

Proposal 3 – To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale of more than 20% of the Company’s common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund LLC (“LPC”) pursuant to which LPC has agreed to purchase from us, from time to time, up to $10,000,000 of our common stock as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,018,515	649,838	23,818	12,024,437

Proposal 4 – To approve for purposes of complying with applicable NASDAQ Listing Rules the potential issuance of more than 20% of the Company’s common stock which may be issued by the Company to certain investors in connection with an amendment and restatement of the terms of that certain securities purchase agreement dated April 20, 2018 to allow, inter alia, for the potential issuance of up to $2,000,000 of additional Notes as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,752,621	911,905	27,645	12,024,437

Proposal 5: To approve, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company’s common stock to certain of the Company’s creditors and/or claimholders in exchange for cancellation of existing indebtedness as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,247,573	431,031	13,567	12,024,437

Proposal 6: To approve for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in a certain offering, as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,039,104	638,440	14,627	12,024,437

Proposal 7: To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt certain of the above proposals, as set forth in the Proxy Statement, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,801,286	3,890,989	24,333

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: December 20, 2018